SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES

DWS Government & Agency Securities Portfolio
DWS Government Money Market Series
DWS Treasury Portfolio
DWS Government Money Market VIP
In July 2023, changes to the federal regulations that govern money market funds were adopted. The changes will be effective at various times in 2023 and 2024. Among the changes are: (i) an increase in the minimum investment percentages in securities offering daily and weekly liquidity and (ii) the removal of the ability to temporarily suspend (gate) redemptions. The changes related to the removal of the ability to temporarily suspend (gate) redemptions are effective October 2, 2023.
Therefore, any references to the temporary gating of redemptions are hereby removed (except where such references are contained in disclosure similar to that above announcing the regulatory changes).
Please Retain This Supplement for Future Reference
October 5, 2023
PROSTKR23-97